1/21/2024 Olive & June Acquisition Investor Overview – November 2024 Exhibit 99.2

changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the risks of significant tariffs or other restrictions being placed on imports from China, Mexico or Vietnam or any retaliatory trade measures taken by China, Mexico or Vietnam, Helen of Troy’s dependence on whether it is classified as a “controlled foreign corporation” for U.S. federal income tax purposes which impacts the tax treatment of its non-U.S. income, the risks associated with legislation enacted in Bermuda and Barbados in response to the European Union’s review of harmful tax competition, the risks associated with accounting for tax positions and the resolution of tax disputes, the risks associated with product recalls, product liability and other claims against Helen of Troy, and associated financial risks including but not limited to, increased costs of raw materials, energy and transportation, significant impairment of Helen of Troy’s goodwill, indefinite-lived and definite-lived intangible assets or other long-lived assets, risks associated with foreign currency exchange rate fluctuations, the risks to Helen of Troy’s liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets, interest rates and limitations under its financing arrangements, and projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary by a material amount. Helen of Troy undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. Non-GAAP Financial Measures: This presentation includes non-GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Diluted EPS, Free Cash Flow Conversion, and Pro Forma Net Leverage Ratio (“Non-GAAP Financial Measures”) that are discussed in this presentation may be considered non-GAAP financial measures as defined by SEC Regulation G, Rule 100. Helen of Troy is unable to present quantitative reconciliations of its forward-looking Pro Forma Net Leverage ratio and Olive & June's forward- looking Adjusted EBITDA to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP financial measures without unreasonable effort or expense. In addition, Helen of Troy believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Helen of Troy believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Helen of Troy believes that these Non-GAAP Financial Measures, in combination with Helen of Troy’s financial results calculated in accordance with GAAP, provide investors with additional perspective regarding the impact of certain charges and benefits on applicable income, margin and earnings per share measures. Helen of Troy also believes that these Non-GAAP Financial Measures facilitate a more direct comparison of Helen of Troy’s performance with its competitors. Helen of Troy further believes that including the excluded charges and benefits would not accurately reflect the underlying performance of Helen of Troy’s operations for the period in which the charges and benefits were incurred and reflected in Helen of Troy’s GAAP financial results. The material limitation associated with the use of the Non-GAAP Financial Measures is that the Non-GAAP Financial Measures do not reflect the full economic impact of Helen of Troy’s activities. These Non-GAAP Financial Measures are not prepared in accordance with GAAP, are not an alternative to GAAP financial measures, and may be calculated differently than non- GAAP financial measures disclosed by other companies. Accordingly, undue reliance should not be placed on non-GAAP financial measures. Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements: Certain written and oral statements made by Helen of Troy and subsidiaries of Helen of Troy may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this presentation, in other filings with the SEC, and in certain other oral and written presentations. Generally, the words “anticipates”, “assumes”, “believes”, “expects”, “plans”, “may”, “will”, “might”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, “forecasts”, “targets”, “reflects”, “could”, and other similar words identify forward-looking statements. All statements that address operating results, events or developments that Helen of Troy expects or anticipates may occur in the future, including statements related to sales, expenses, EPS results, and statements expressing general expectations about future operating results, are forward-looking statements and are based upon its current expectations and various assumptions. Helen of Troy believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that Helen of Troy will realize these expectations or that these assumptions will prove correct. Forward-looking statements are only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Accordingly, Helen of Troy cautions readers not to place undue reliance on forward-looking statements. The forward-looking statements contained in this press release should be read in conjunction with, and are subject to and qualified by, the risks described in Helen of Troy’s Form 10-K for the year ended February 29, 2024, and in Helen of Troy’s other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the geographic concentration of certain United States (“U.S.”) distribution facilities which increases its risk to disruptions that could affect Helen of Troy’s ability to deliver products in a timely manner, the occurrence of cyber incidents or failure by Helen of Troy or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, a cybersecurity breach, obsolescence or interruptions in the operation of Helen of Troy’s central global Enterprise Resource Planning systems and other peripheral information systems, Helen of Troy’s ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, actions taken by large customers that may adversely affect Helen of Troy’s gross profit and operating results, Helen of Troy’s dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, Helen of Troy’s dependence on third-party manufacturers, most of which are located in Asia, and any inability to obtain products from such manufacturers, Helen of Troy’s ability to deliver products to its customers in a timely manner and according to their fulfillment standards, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and events in the U.S. and abroad, and volatility in the global credit and financial markets and economy, Helen of Troy’s dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including a downturn from the effects of macroeconomic conditions, any public health crises or similar conditions, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, Helen of Troy’s reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, risks associated with the use of licensed trademarks from or to third parties, Helen of Troy's ability to execute and realize expected synergies from strategic business initiatives such as acquisitions, divestitures and global restructuring plans, including Project Pegasus, the risks of potential changes in laws and regulations, including environmental, employment and health and safety and tax laws, and the costs and complexities of compliance with such laws, the risks associated with increased focus and expectations on climate change and other environmental, social and governance matters, the risks associated with significant changes in or Helen of Troy’s compliance with regulations, interpretations or product certification requirements, the risks associated with global legal developments regarding privacy and data security that could result in 2

Overview • Adds a fast-growing, disruptive omni-channel nail care brand in a growing category • Aligns with our “better together” acquisition strategy and will benefit over time from our shared services platform • Complements our existing portfolio of Beauty brands while diversifying the business outside of hair tools and liquids • Retains experienced and passionate management team in a stand-alone but supported operating model that also uses Helen of Troy's capabilities to help accelerate Olive & June growth • Offers credible room to grow at a double-digit rate and enhances our product mix of consumables • Utilizes asset light / 100% outsourced manufacturing Financial Highlights • The total purchase consideration is expected to be $225 million in cash at closing, subject to certain customary closing adjustments, and a $15 million earnout subject to performance over three years • This implies a multiple of less than 11x estimated calendar year 2025 adjusted EBITDA before synergies, which compares favorably to Helen of Troy’s recent transactions. • Helen of Troy expects Olive & June’s calendar year 2024 net sales revenue to be approximately $92 million • The acquisition is expected to be accretive, before any assumed synergies, to Helen of Troy’s: o revenue growth rate; o gross profit margin; o adjusted EBITDA margin; o adjusted diluted EPS growth rate; and o free cash flow conversion. Funding • Financed with existing revolving credit facility • Pro forma net leverage ratio expected to be 3.0 upon closing, comfortably within the Company’s debt covenants • In September 2024, Helen of Troy executed interest rate swaps on an additional $250 million of notional value with respect to its outstanding variable rate debt. The additional swaps fix the interest rate for the additional notional value at an average SOFR rate of 3.7 compared to current 30-day SOFR of 4.6% for an average period of 18 months from the date of execution. As of November 20, 2024, approximately 71% of Helen of Troy’s total debt is fixed at an average SOFR rate of 3.9% through February 2026 Olive & June: Transaction Highlights 3

Continued Better Together M&A • Broadens Helen of Troy’s customer reach within Beauty beyond hair care into the $2.3B at-home nail category* that saw and maintained step-change growth during COVID • Adds a distinct, modern, consumer-obsessed Insurgent Brand with clear growth potential, driven by a passionate team ready to leverage Helen of Troy’s support • Leverages Helen of Troy’s capabilities and scale to help Olive & June deliver more value to customers and drive category growth • Strengthens and compliments Helen of Troy's reach to an appealing, digitally-driven consumer base, over-indexing with Gen Z and Millennials • Brings digital engagement expertise that can enhance Helen of Troy's digital reach and expertise • Retains a committed leadership team who are enthusiastic about staying with the brand and driving growth • Requires minimal and achievable support with potential for synergies down the road across Marketing COE, Supply Chain and other Shared Services 4 *Source: 3rd Party Syndicated Data, 2024

Olive & June: A Strong, Disruptive Brand with Momentum • Definition of insurgent brands: o Generate more than $25M of annual revenue in tracked channels o Have grown more than 10x their category’s average growth rate over the past five years o Maintained at least 10% growth over the past two years • Insurgent brands provide insights into where innovation and disruptive growth is happening in the sector, and they offer useful blueprints for how to achieve sustainable growth during a time when many scale incumbents have reached their limits on price increases and volumes have stagnated. 5Note: 97 Brands were included on the Bain list and 606 were included on the Fast Company list Olive & June recognized on Bain’s 2024 Insurgent Brands List Olive & June recognized on Fast Company's 2024 Most Innovative Companies List "The 606 organizations that we honor as Fast Company's Most Innovative Companies of 2024 have met our high bar for demonstrating innovation and the impact of those innovations on business and industry. They lead their fields and are transforming the world."

Olive & June: Over a Decade in the Making

2013-2019

OLIVE & JUNE



2013: "SGT" launched Olive & June nail salons in Los Angeles which became a hotspot destination for celebrities

2019: Evolved to a products company and launched oliveandjune.com

~$2M

2020

TARGET



Launched in 1,300+ Target stores around the nation with exclusive endcap polish and tools

2021

Olive & June Launches Revolutionary Press-On Nails


THE INSTANT MANI

Doubled Target in-line assortment

Launched first to market sustainable, size-inclusive press-on system

2022

Walmart



Entered 2,500+ Walmart stores

Launched Quick Dry Polish Line

Won 2 Allure Best of Beauty Awards for Press-on System & Nail Polish

2023

Walgreens


Trending now
OLIVE & JUNE



Entered ~3,000+ Walgreens stores

Launched Press-Ons with tabs

Won "Best Nail Product" at the CEW Beauty Awards

2024

+ Much More to Come

$92M+



Colleen Hoover collaboration

Bain's Insurgent Brands of 2024 list

Fast Company's most innovative companies in beauty list

6

Helen of Troy

Olive & June: Trailblazing the Next Generation in Nail Care $92M 2024E Net Sales #1 Fastest Growing Nail Brand in Target, Walmart & Walgreens(2) Net Sales CAGR (2019A – 2023A) +144% 53/49 Artificial Nail / Nail Polish NPS (vs. peer set average of 39 and 44, respectively)(1) #1 Press-On $PSPW at Target, Walmart & Walgreens(3) 7

Digitally Transforming Digitally savvy customers are driving new interest to the category and helping to drive the category adoption and expansion. Highly Resilient & Robust Nail Care is a resilient sector that has shown YoY growth in all recent economic recessions. Both time and money savings vs. going to the salon are particularly relevant to today's stretched consumer. Exciting Growth Driver Nail Care has been a fast-growing beauty category over the past five years. Artificial nails are a disproportionate driver of category growth and are expected to overtake nail polish. Nail Care: An Expansive Growth Category 8

Olive & June: Disrupting the Nail Care Category Most legacy brands specialize in serving one nail category (polish OR artificial) Single Category Focus Artificial nails are expected to overtake polish The Rise of Artificial Nails Outdated go-to-market and product launch strategies Heritage Brands Not Addressing New Consumers Lack of Innovation Consumers are hungry for new ideas Community Connection Drives Younger, More Engaged Consumer Base Multi-Category Expert FFastest Growing Artificial Brand Consumer-Led Innovation 9

Olive & June: Thoughtfully Solving Consumer Nail Care Pain Points

The Problem with At-Home Nails

PAINT	67% find painting with their non-dominant hand the hardest part
MANI	80% don't know what tools they need to do their mani at home
MAINTAIN	85% don't know how to maintain their nails between manis
FIT	~50% have trouble with fit & aesthetics of press-ons
NEW GEL	70% experience challenges or nail damage with gel removal

The Solution: Olive & June



The Poppy
Olive & June's patented universal polish bottle handle



The System
The Olive & June System contains everything needed for a manicure – simple and easy to follow



Care
Olive & June's care & tool products are specifically developed to maintain the perfect mani



Instant Mani
Olive & June's Instant Mani uses proprietary molds to ensure the perfect fit for all customers



Gel System
The Olive & June Gel System gives you a long-lasting gel mani and easy removal with a proprietary Peel-Off Base Coat

Source(s): Olive & June customer surveys.

10

Helen of Troy

The Poppy $16 Nail File $4 Glue Press-Ons $10 Tab Press-Ons $8 Nail Polish Long Lasting $9 Quick Dry $7.50 The Mani System $55 The Pedi System $75 Polish Remover Pot $10 Nail Buffer $4 Cuticle Serum $16 Glue Press-On System $54 Tab Press-On System $55 Care & Essentials Press-Ons Systems Gel $10 Salon-Speed Soak-Off $14 The Gel Mani System $84 Olive & June: A Solution-Oriented, Cross-Category Product Portfolio 11

Olive & June: The Ultimate Winner in Long-Lasting Press on Nails
Business Insider Review

Best overall: Olive & June

"When it comes to the best press on nails, Olive & June takes the prize for longevity and size inclusivity. They offer a whopping 41 nails in 21 sizes, the largest range on the market by a longshot. These nails are incredibly thick and durable, had no chipping, and stayed put for 18 days — the longest amount of time press-ons have ever lasted on me. They did start to lift a bit at the cuticle after about a week; they still looked just as good, but I found my hair sometimes getting caught in them when I ran my fingers through it. Olive & June also boasts an affordable price range, with many sets costing around $10."

https://www.businessinsider.com/guides/beauty/best-press-on-nails#best-overall-olive-and-june-1


THE INSTANT MANI
THE INSTANT MANI

12

Helen of Troy

Olive & June: Awards, Awards, Awards…

2019

Allure Best of Beauty Award for Cuticle Serum

2020

Allure Best of Beauty Award for Nail Polish Remover Pot

Elle Future of Beauty Award for the Pedi System

2021

Allure Best of Beauty Award for Nail Polish

Cosmopolitan Holy Grail for the Pedi System

Glossy Beauty Award – Best Digital Event Series for Olive & June Mani Bootcamp

InStyle Best Beauty Buys Award for the Long-Lasting Polish

2022

Allure Best of Beauty Award for Press-on System and Long-Lasting Nail Polish

Elle Green Beauty Stars Awards for Instant Mani Press-Ons

InStyle Best Beauty Buys for the Cuticle Serum

2023

Allure Best of Beauty Award for Quick Dry Topcoat and Nail Polish Remover Pot

Best Nail Product at the CEW Beauty Awards

InStyle Best Beauty Buys for the Instant Mani Press-on Nails

Glam Beauty Best Overall Nail Polish

2024

Allure Best of Beauty Award for Super Stick Mani & Nail Polish Remover Pot; OTW – Gel Polish

Byrdie Beauty Award for the Penny Nail Art Tool

Fast Company's Most Innovative Companies in Beauty

Forbes Best Product for the Instant Mani Press-on Nails; Oprah Beauty Award for Super Stick Mani







13

Helen of Troy

Olive & June: Distribution Opportunities Olive & June will do approximately $92 million in sales in 2024 through their DTC channel and three retailers - Target, Walmart and Walgreens. There are significant whitespace distribution opportunities for this insurgent brand. Collaboration Seasonal Display In-Line Placements Endcap 14

Olive & June: Growth Drivers Growth Drivers Brand Building Investments US Distribution Expansion o Driving growth through new placements and expanding presence at existing retailers o Expand into new US retailers o Grow eCommerce channels Commercial Innovation o Reframing value vs. salons o Strategic collaborations and limited-time offers o Seasonal collections and year-round gifting New Product Innovation o Expand offerings within existing categories o Launch consumer solutions in adjacent categories 15

11/21/20246

Appendix

Glossary 18 Adjusted Diluted Earnings per Share (Adjusted Diluted EPS or Adjusted EPS) – Net income as reported under GAAP excluding the following items net of their applicable tax effects: acquisition-related expenses, Barbados tax reform, restructuring charges, amortization of intangible assets, and non-cash share-based compensation, as applicable, divided by the weighted average shares of common stock outstanding plus the effect of dilutive securities Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization, acquisition-related expenses, restructuring charges, and non-cash share-based compensation Adjusted EBITDA Margin – Non-GAAP Adjusted EBITDA divided by net sales revenue Free Cash Flow Conversion – Net cash provided by operating activities less capital and intangible asset expenditures divided by EBITDA Pro forma net leverage ratio – Pro forma net leverage ratio is defined as the estimated net debt at the end of fiscal 2025 after giving effect to the acquisition, divided by Helen of Troy’s estimated fiscal 2025 pre-acquisition adjusted EBITDA plus the estimated pro forma adjusted EBITDA of the acquisition for the equivalent time period post-closing, as defined by Helen of Troy’s applicable debt covenants